UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 16, 2008

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Election of Directors

At the Company's Annual meeting of Stockholders held on May 15, 2008, the stockholders of the Company approved the election of all nominated directors as follows:

Name of Nominee	For	Withheld
Peter I. Bijur	19,672,876	1,160,229
David J. Butters	18,837,850	1,995,255
Marshall A. Crowe	20,542,391	290,714
Louis S. Gimbel, 3rd	20,524,958	308,147
Sheldon S. Gordon	20,562,764	270,341
Robert B. Millard	20,253,250	579,855
Robert T. O’Connell	20,004,842	828,263
Rex C. Ross	20,523,148	309,957
Bruce A. Streeter	20,500,553	332,552

Item 8.01.	Other Events

At the Company's Annual meeting of Stockholders held on May 15, 2008, the stockholders of the Company approved the selection of UHY LLP as the Company's independent accountants for the fiscal year ending December 31, 2008 as follows:

For	Against	Abstained
20,819,184	7,177	6,742

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed with this report.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2008		GulfMark Offshore, Inc.
(Registrant)
	By:	/s/ Edward A. Guthrie
	Name:	Edward A. Guthrie
	Title:	Executive Vice President – Finance and Chief Financial Officer